THIS COMMON STOCK PURCHASE WARRANT AND THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED IN VIOLATION OF SUCH ACT, THE RULES AND REGULATIONS THEREUNDER OR THE PROVISIONS OF THIS COMMON STOCK PURCHASE WARRANT.

                        Number of Shares of Common Stock:_____

                                Warrant No. _____

                          COMMON STOCK PURCHASE WARRANT

                           To Purchase Common Stock of

                      Educational Video Conferencing, Inc.

     THIS IS TO CERTIFY  THAT  ________________________________,  or  registered assigns, is entitled, at any time from the Closing Date (as hereinafter defined) to the Expiration Date (as hereinafter defined), to purchase from Educational Video Conferencing, Inc., a Delaware corporation (the "Company"), ______________ shares of Common Stock (as hereinafter defined and subject to adjustment as provided herein), in whole or in part, including fractional parts, at a purchase price per share equal to $20.67, subject to adjustment as provided herein, all on the terms and conditions and pursuant to the provisions hereinafter set forth.

     1. DEFINITIONS

     As used in this Common Stock Purchase Warrant (this "Warrant"), the following terms shall have the respective meanings set forth below:

     "Additional Shares of Common Stock" shall mean all shares of Common Stock issued by the Company after the Closing Date, other than Warrant Stock.

     "Business Day" shall mean any day that is not a Saturday or Sunday or a day on which banks are required or permitted to be closed in the State of New York.

     "Commission" shall mean the Securities and Exchange Commission or any other
federal  agency  then   administering  the  Securities  Act  and  other  federal
securities laws.

     "Common Stock" shall mean (except where the context otherwise indicates) the Common Stock, par value $.0001 per share, of the Company as constituted on the Closing Date, and any capital stock into which such Common Stock may thereafter be changed, and shall also include (i) capital stock of the Company of any other class (regardless of how denominated) issued to the holders of shares of Common Stock upon any reclassification thereof which is also not preferred as to dividends or assets over any other class of stock of the Company and which is not subject to redemption and (ii) shares of common stock of any successor or acquiring corporation received by or distributed to the holders of Common Stock of the Company in the circumstances contemplated by Section 4.4.

     "Convertible Securities" shall mean evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable, with or without payment of additional consideration in cash or property, for shares of Common Stock, either immediately or upon the occurrence of a specified date or a specified event.

     "Current Market Price" shall mean on any date of determination the closing price of a share of Common Stock on such day as reported on Nasdaq; provided, if such security bid is not listed or admitted to trading on Nasdaq, as reported on the principal national security exchange or quotation system on which such security is quoted or listed or admitted to trading, or, if not quoted or listed or admitted to trading on any national securities exchange or quotation system, the closing bid price of such security on the over-the-counter market on the day in question as reported by Bloomberg LP, or a similar generally accepted reporting service, as the case may be.

     "Current Warrant Price" shall mean, in respect of a share of Common Stock at any date herein specified, the price at which a share of Common Stock may be purchased pursuant to this Warrant on such date, as set forth in the first paragraph hereof.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

     "Exercise Period" shall mean the period during which this Warrant is exercisable pursuant to Section 2.1.

     "Expiration Date" shall mean February 2, 2003.

     "Fundamental Corporate Change" shall have the meaning set forth in Section 4.4.

     "Holder" shall mean the Person in whose name the Warrant or Warrant Stock set forth herein is registered on the books of the Company maintained for such purpose.

     "Other Property" shall have the meaning set forth in Section 4.4.

     "Outstanding" shall mean, when used with reference to Common Stock, at any date as of which the number of shares thereof is to be determined, all issued shares of Common Stock, except shares then owned or held by or for the account of the Company or any subsidiary thereof, and shall include all shares issuable in respect of outstanding scrip or any certificates representing fractional interests in shares of Common Stock.

     "Person" shall mean any individual, sole proprietorship, partnership, joint venture, trust, incorporated organization, association, corporation, institution, public benefit corporation, entity or government (whether federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof).

     "Restricted Common Stock" shall mean shares of Common Stock which are, or which upon their issuance on their exercise of this Warrant would be, evidenced by a certificate bearing the restrictive legend set forth in Section 9.1(a).

     "Securities Act" shall mean the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

     "Transfer" shall mean any disposition of any Warrant or Warrant Stock or of any interest in either thereof, which would constitute a sale thereof within the meaning of the Securities Act.

     "Transfer Notice" shall have the meaning set forth in Section 9.2.

     "Warrant Price" shall mean an amount equal to (i) the number of shares of Common Stock being purchased upon exercise of this Warrant pursuant to Section 2.1, multiplied by (ii) the Current Warrant Price as of the date of such exercise.

     "Warrant Stock" shall mean the shares of Common Stock purchased by the holders of the Warrants upon the exercise thereof.

     "Warrants" shall mean this Warrant, all other warrants originally issued as of the same date, and in substantially the same form, as this Warrant, and all warrants issued upon transfer, division or combination of, or in substitution for, any thereof. All Warrants shall at all times be identical as to terms and conditions and date, except as to the number of shares of Common Stock for which they may be exercised.

     2. EXERCISE OF WARRANT

     2.1 Manner of Exercise

     From and after the earlier to occur of (i) the first anniversary of the Closing Date and (ii) the date immediately succeeding a period of sixty (60) consecutive trading days during which the Common Stock trades above $23.50 (as adjusted for any stock splits or similar corporate actions) and until 5:00 p.m., New York time, on the Expiration Date, Holder may exercise this Warrant, on any Business Day, for all or any part of the number of shares of Common Stock purchasable hereunder.

     In order to exercise this Warrant, in whole or in part, Holder shall deliver to the Company at its principal office at 35 East Grassy Sprain Road, Yonkers, NY 10710, or at the office or agency designated by the Company pursuant to Section 13, (i) a written notice of Holder's election to exercise this Warrant, which notice shall specify the number of shares of

Common Stock to be purchased, (ii) to the extent such exercise is not being effected through a Cashless Exercise, payment of the Warrant Price in cash or wire transfer or cashier's check drawn on a United States bank and (iii) this Warrant. Such notice shall be substantially in the form of the subscription form appearing at the end of this Warrant as Exhibit A, duly executed by Holder or its agent or attorney. Upon receipt of the items referred to in clauses (i),
(ii) and (iii) of this paragraph, the Company shall, as promptly as practicable, and in any event within five Business Days thereafter, execute or cause to be executed and deliver or cause to be delivered to Holder a certificate or certificates representing the aggregate number of full shares of Common Stock issuable upon such exercise, together with cash in lieu of any fraction of a share, as hereinafter provided. The stock certificate or certificates so delivered shall be, to the extent possible, in such denomination or denominations as Holder shall request in the notice and shall be registered in the name of Holder or, subject to Section 9, such other name as shall be designated in the notice. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and Holder or any other Person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the notice, together with payment in full of the Warrant Price and this Warrant, is received by the Company as described above and all taxes required to be paid by Holder, if any, pursuant to Section 2.2 prior to the issuance of such shares have been paid. If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing Warrant Stock, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased shares of Common Stock called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant. Notwithstanding any provision herein to the contrary, the Company shall not be required to register shares in the name of any Person who acquired this Warrant (or part hereof) or any Warrant Stock otherwise than in accordance with this Warrant.

     Simultaneously with the exercise of this Warrant, payment in full of the Warrant Price shall be made, at the option of the Holder, (i) by payment of the Warrant Price in cash or by wire transfer or cashier's check drawn on a United States bank, (ii) through a net exercise without payment of the Warrant Price in cash by providing notice to the Company of the Holder's election to receive a number of shares of Common Stock in a Cashless Exercise equal to the product of
(1) the number of shares for which such Warrant is exercisable with payment in cash of the Warrant Price as of the date of exercise and (2) the Cashless Exercise Ratio or (iii) by any combination of clauses (i) and (ii). For purposes of this Agreement, the "Cashless Exercise Ratio" shall equal a fraction, the numerator of which is the excess of the Current Market Price per share of the Common Stock on the date of exercise over the Current Warrant Price as of the date of exercise, and the denominator of which is the Current Market Price per share of the Common Stock on the date of exercise. An exercise of a Warrant in accordance with clause (ii) above is herein called a "Cashless Exercise." Following a Cashless Exercise, this Warrant shall be canceled in all respects with regard to (a) the number of shares of Common Stock issued in accordance with the Cashless Exercise plus (b) the number of shares used as consideration for the Cashless Exercise.

        2.2 Payment of Taxes and Charges

     All shares of Common  Stock  issuable  upon the  exercise  of this  Warrant pursuant to the terms hereof shall be validly issued, fully paid and nonassessable, and without any preemptive rights. The Company shall pay all expenses in connection with, and all taxes and other governmental charges that may be imposed with respect to, the issuance or delivery thereof, unless such tax or charge is imposed by law upon Holder, in which case such taxes or charges shall be paid by Holder. The Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issuance of any certificate for shares of Common Stock issuable upon exercise of this Warrant in any name other than that of Holder, and in such case the Company shall not be required to issue or deliver any stock certificate until such tax or other charge has been paid or it has been established to the satisfaction of the Company that no such tax or other charge is due.

     2.3 Fractional Shares

     The Company shall not be required to issue a fractional share of Common Stock upon exercise of any Warrant. As to any fraction of a share which Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to the same fraction of the current Market Price per share of Common Stock as of the applicable exercise date.

     3. TRANSFER, DIVISION AND COMBINATION

     3.1 Transfer

     Subject to compliance with Section 9, transfer of this Warrant and all rights hereunder, in whole or in part, shall be registered on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the principal office of the Company referred to in Section 2.1 or the office or agency designated by the Company pursuant to Section 12, together with a written assignment of this Warrant substantially in the form of Exhibit B hereto duly executed by Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall, subject to Section 9, execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be canceled. A Warrant, if properly assigned in compliance with Section 9, may be exercised by a new Holder for the purchase of shares of Common Stock without having a new warrant issued.

     3.2 Division and Combination

     Subject to Section 9, this Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office or agency of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by Holder or its agent or attorney. Subject to compliance with Sections 3.1 and 9, as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

     3.3 Expenses

     The Company shall prepare, issue and deliver at its own expense (other than transfer taxes) the new Warrants or Warrants under this Section 3.

     3.4 Maintenance of Books

     The Company agrees to maintain, at its aforesaid office or agency, books for the registration and the registration of transfer of the Warrants.

     4. ADJUSTMENTS

     The number of shares of Common Stock for which this Warrant is exercisable, or the price at which such shares may be purchased upon exercise of this Warrant, shall be subject to adjustment from time to time as set forth in this
Section 4. The Company shall give Holder notice of any event described below which requires an adjustment pursuant to this Section 4 at the time of such event.

     4.1 Stock Dividends, Subdivisions and Combinations

     If at any time the Company shall:

     (a) take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend payable in, or other distribution of, Additional Shares of Common Stock;

     (b) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock; or

     (c) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock;

then (i) the number of shares of Common Stock for which this Warrant is exercisable immediately after the occurrence of any such event shall be adjusted to equal the number of shares of Common Stock which a record holder of the same number of shares of Common Stock for which this Warrant is exercisable immediately prior to the occurrence of such event would own or be entitled to receive after the happening of such event, and (ii) the Current Warrant Price shall be adjusted to equal (A) the Current Warrant Price multiplied by the number of shares of Common Stock for which this Warrant is exercisable immediately prior to the adjustment divided by (B) the number of shares for which this Warrant is exercisable immediately after such adjustment.

     4.2 Other Provisions Applicable to Adjustments under this Section

     The following provisions shall be applicable to the making of adjustments of the number of shares of Common Stock for which this Warrant is exercisable and the Current Warrant Price provided for in this Section 4:

     (a) When Adjustments to be Made. The adjustments required by this Section 4 shall be made whenever and as often as any specified event requiring an adjustment shall occur. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

     (b) Fractional Interests. In computing adjustments under this Section 4, fractional interests in Common Stock shall be taken into account to the nearest 1/10th of a share.

     (c) When Adjustment not Required. If the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights and shall, thereafter and before the distribution to stockholders thereof, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

     (d) Good Faith Determination. Whenever the Board of Directors of the Company shall be required to make a determination in good faith of the fair value of any item under this Section 4, such determination may be challenged in good faith by the Holder, and any dispute shall be resolved by an investment banking firm of recognized national standing selected by the Company and acceptable to Holder.

     4.3 Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets

     In case the Company shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another Person (where the Company is not the survivor or where there is a change in or distribution with respect to the Common Stock of the Company), or sell, convey, transfer or otherwise dispose of all or substantially all its property, assets or business to another Person (each, a "Fundamental Corporate Change") and, pursuant to the terms of such Fundamental Corporate Change, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation ("Other Property"), are to be received by or distributed to the holders of Common Stock of the Company, then Holder shall have the right thereafter to receive, upon exercise of the Warrant, such number of shares of common stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Other Property as is receivable upon or as a result of such Fundamental Corporate Change by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such Fundamental Corporate Change. In case of any such Fundamental Corporate Change, the successor or acquiring corporation (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined by resolution of the Board of Directors of the Company) in order to provide for adjustments of shares of Common Stock for which this Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this Section 4. For purposes of this Section 4.3, "common stock of the successor or acquiring corporation" shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this Section 4.3 shall similarly apply to successive Fundamental Corporate Change.

     4.4 Certain Limitations

     Notwithstanding anything herein to the contrary, the Company agrees not to enter into any transaction which, by reason of any adjustment hereunder, would cause the Current Warrant Price to be less than the par value per share of Common Stock.

     5. NOTICES TO HOLDER

     Whenever the number of shares of Common Stock for which this Warrant is exercisable, or whenever the price at which a share of such Common Stock may be purchased upon exercise of the Warrants, shall be adjusted pursuant to Section 4, the Company shall forthwith prepare a certificate to be executed by the chief financial officer of the Company setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment was calculated, specifying the number of shares of Common Stock for which this Warrant is exercisable and (if such adjustment was made pursuant to Section 4.3) describing the number and kind of any other shares of stock or Other Property for which this Warrant is exercisable, and any change in the purchase price or prices thereof, after giving effect to such adjustment or change. The Company shall promptly cause a signed copy of such certificate to be delivered to the Holder in accordance with Section 15.2. The Company shall keep at its office or agency designated pursuant to Section 13 copies of all such certificates and cause the same to be available for inspection at said office during normal business hours by the Holder or any prospective purchaser of a Warrant designated by Holder.

     6. NO IMPAIRMENT

     The Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issuance or sale of securities or other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder against impairment.

     7. RESERVATION AND AUTHORIZATION OF COMMON STOCK

     From and after the Closing Date, the Company shall at all times reserve and keep available for issuance upon the exercise of Warrants such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of all outstanding

Warrants. All shares of Common Stock which shall be so issuable, when issued upon exercise of any Warrant and payment therefor in accordance with the terms of such Warrant, shall be duly and validly issued and fully paid and nonassessable and not subject to preemptive rights.

     Before taking any action which would cause an adjustment reducing the Current Warrant Price below the then par value, if any, of the shares of Common Stock issuable upon exercise of the Warrants, the Company shall take any corporate action which may be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of such Common Stock at such adjusted Current Warrant Price.

  8. TAKING OF RECORD; STOCK AND WARRANT TRANSFER BOOKS

     In the case of all dividends or other distributions by the Company to the holders of its Common Stock with respect to which any provision of Section 4 refers to the taking of record of such holders, the Company will in each case take such a record and will take such record as of the close of business on a Business Day.

     9. RESTRICTIONS ON TRANSFERABILITY

     The Warrants and the Warrant Stock shall not be transferred, hypothecated or assigned before satisfaction of the conditions specified in this Section 9, which conditions are intended to ensure compliance with the provisions of the Securities Act with respect to the Transfer of any Warrant or any Warrant Stock. Holder, by acceptance of this Warrant, agrees to be bound by the provisions of this Section 9.

     9.1  Restrictive  Legend

     (a) Holder, by accepting this Warrant and any Warrant Stock agrees that this Warrant and the Warrant Stock issuable upon exercise hereof may not be assigned or otherwise transferred unless and until (i) the Company has received an opinion of counsel for Holder that such securities may be sold pursuant to an exemption from registration under the Securities Act or (ii) a registration statement relating to such securities has been filed by the Company and declared effective by the Commission.

     Each certificate for Warrant Stock issuable hereunder shall bear a legend as follows until such securities have been sold pursuant to an effective registration statement under the Securities Act:

    "THESE   SECURITIES  HAVE  NOT  BEEN   REGISTERED
    UNDER  THE SECURITIES ACT OF 1933, AS AMENDED
    (THE "SECURITIES  ACT"), OR THE  SECURITIES  LAWS OF
    ANY STATE,  AND ARE BEING OFFERED AND SOLD
    PURSUANT  TO  AN   EXEMPTION   FROM  THE
    REGISTRATION REQUIREMENTS  OF THE  SECURITIES
    ACT  AND  SUCH  LAWS.  THESE SECURITIES
    MAY NOT BE SOLD OR TRANSFERRED  EXCEPT  PURSUANT TO AN

    EFFECTIVE  REGISTRATION  STATEMENT UNDER THE
    SECURITIES ACT OR PURSUANT TO AN AVAILABLE
    EXEMPTION  FROM THE  REGISTRATION REQUIREMENTS
    OF THE SECURITIES ACT OR SUCH OTHER LAWS."

     (b) Except as otherwise provided in this Section 9, the Warrant shall be stamped or otherwise imprinted with a legend in substantially the following form:

    "THIS  COMMON  STOCK  PURCHASE   WARRANT  AND  THE  SECURITIES
    REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED IN VIOLATION OF SUCH ACT, THE RULES AND REGULATIONS THEREUNDER OR THE PROVISIONS OF THIS COMMON STOCK PURCHASE WARRANT."

     9.2 Notice of Proposed Transfers

     Prior to any Transfer or attempted Transfer of any Warrants or any shares of Restricted Common Stock, the Holder shall give ten days' prior written notice (a "Transfer Notice") to the Company of Holder's intention to effect such Transfer, describing the manner and circumstances of the proposed Transfer, and obtain from counsel to Holder who shall be reasonably satisfactory to the
Company, an opinion that the proposed Transfer of such Warrants or such Restricted Common Stock may be effected without registration under the Securities Act. After receipt of the Transfer Notice and opinion, the Company shall, within five days thereof, notify the Holder as to whether such opinion is reasonably satisfactory and, if so, such holder shall thereupon be entitled to Transfer such Warrants or such Restricted Common Stock, in accordance with the terms of the Transfer Notice. Each certificate, if any, evidencing such shares of Restricted Common Stock issued upon such Transfer shall bear the restrictive legend set forth in Section 9.1(a), and the Warrant issued upon such Transfer shall bear the restrictive legend set forth in Section 9.1(b), unless in the opinion of such counsel such legend is not required in order to ensure compliance with the Securities Act. Holder shall not be entitled to Transfer such Warrants or such Restricted Common Stock until receipt of notice from the Company under this Section 9.2 that such opinion is reasonably satisfactory.

     10. REGISTRATION OF WARRANT STOCK

     10.1 Piggyback Registration

     If any time prior to February 3, 2003 the Company proposes to register any voting equity securities under the Securities Act in a secondary registration on behalf of holders of such securities, who or which do not have the right to preclude Warrant Stock from such registration, and the registration form to be used may be used for registration of the Warrant Stock, the Company shall give prompt written notice (which shall be at least 30 days prior to the date of the initial filing of the applicable registration statement) to the Holder of Warrants and/or Warrant Stock of its intention to effect registration and shall offer to include in such registration such number of Warrant Shares with respect to which the Company has received written requests for inclusion therein within

10 Business Days after receipt of such notice from the Company, upon generally the same terms and conditions as the person or persons for whom such registration is being effected has agreed to. The Company shall not be obligated to cause to be effective any registration statement as to which it has given notice to the Holder of Warrants and/or Warrant Stock and shall have discretion to withdraw any such registration without liability to Holder of Warrants and/or Warrant Stock. The Company's obligation to register Warrant Stock is limited to one registration statement covering all of the Warrant Stock underlying Warrants that becomes effective and remains effective as provided in Section 10.2(e).

     Notwithstanding the foregoing, if the offering is underwritten and the managing underwriter of the offering shall determine in good faith and advise the Company in writing that the inclusion of the Warrant Stock with the other securities being offered in such registration would materially and adversely affect the marketability of the offering, then the Company and the managing underwriter may reduce the number of Warrant Stock to be registered on a pro rata basis proportionate to the reduction of all other holders of securities participating in such registration pursuant to the exercise of piggyback registration rights. In such event, the Company may reduce the number of shares of Warrant Stock to be registered to zero as long as no other securities are registered in such registration statement pursuant to an exercise of piggyback registration rights. Subject to the foregoing, the Company shall be obligated to include all excluded Warrant Stock in a subsequent secondary registration.

     10.2 Registration Procedures

     If and whenever the Company is required by the provisions of this Section 10 to effect the registration of any Warrant Stock under the Securities Act, the Company will:

     (a) furnish to each seller of Warrant Stock such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as such persons reasonably may request in order to facilitate the public sale or other disposition of the Warrant Stock covered by such registration statement;

     (b) use its reasonable best efforts to register or qualify the Warrant Shares covered by such registration statement under such securities or blue sky laws of such jurisdictions as each seller shall request, and do any and all other acts and things which may be necessary under such securities or blue sky laws to enable such seller to consummate the public sale or other disposition in such jurisdictions of the securities to be sold by such seller, except that the Company shall not for any such purpose be required to qualify to do business as a foreign corporation in any jurisdiction wherein it is not qualified or to file any general consent to service of process;

     (c) use its reasonable best efforts to list the Warrant Stock covered by such registration statement with any securities exchange or automated quotation system on which the Common Stock of the Company is then listed;

     (d) immediately notify each seller of Warrant Stock, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any events of which the Company has knowledge, as result of which the prospectus contained in such registration statement, as then in effect, included an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing; and

     (e) subject to Section 10.2(d), keep the registration statement continuously effective so as to permit the Prospectus forming part thereof to be current and useable by sellers for the sales of Warrant Stock for a period of twenty-four (24) months from the date on which the registration statement is declared effective or such shorter period that terminates when all of the Warrant Stock has been sold under such registration statement is otherwise free of Transfer restrictions.

     10.3 Seller Covenants.

     In connection with each registration pursuant to this Section 9, the sellers of Warrant Stock will furnish to the Company in writing such information with respect to themselves and the proposed distribution by them as reasonably shall be necessary and shall be requested by the Company in order to comply with Federal and applicable state securities laws.

     In connection with each registration pursuant to this Section 10 covering an underwritten public offering, each seller of Warrant Stock agrees to enter into a written agreement with the managing underwriter in such form and containing such provisions as are customary in the securities business for such an arrangement between such underwriter and companies of the Company's size and investment stature.

     Each seller of Warrant Stock severally agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in
Section 10.2(d), such seller will immediately discontinue disposition of Warrant Stock pursuant to the registration statement until such seller's receipt of the copies of the supplemented or amended prospectus, and, if so directed by the Company, such seller will deliver to the Company all copies, other than permanent file copies then in such seller's possession, of the most recent prospectus covering such Warrant Shares at the time of receipt of such notice. If the Company shall give such notice, the Company shall extend the period during which the registration statement shall be maintained effective by the number of days during the period from and including the date of the giving of notice pursuant to Section 10.2(d) to the date when the Company shall make available to such seller a prospectus supplemented or amended to conform with the requirements of the Securities Act.

     Each seller of Warrant Stock agrees that, if requested, such seller will enter into an agreement containing customary indemnification and contribution provisions as a condition to registration of such seller's Warrant Stock.

     10.4 Expenses.

     All expenses incurred by the Company in complying with this Sections 10, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars, costs of insurance, but excluding any Selling Expenses, are herein referred to as "Registration Expenses." "Selling Expenses," as used herein, means all underwriting discounts and selling commissions applicable to the sale of Warrant Shares and expenses of counsel for the sellers of Warrant Stock.

     The Company will pay or cause to be paid all Registration Expenses of the participating sellers of Warrant Stock in connection with each registration statement under this Section 10. All Selling Expenses in connection with each registration statement under this Section 10 shall be borne by the participating sellers of Warrant Stock in proportion to the number of Warrant Shares sold by each, or by such participating sellers of Warrant Stock as they may agree.

     10.5 Listing on Securities Exchange

     If the Company shall list any shares of Common Stock on any securities exchange or quotation system, it will, at its expense, list thereon, maintain and, when necessary, increase such listing of, all shares of Common Stock issued or, to the extent permissible under the applicable securities exchange rules, issuable upon the exercise of this Warrant so long as any shares of Common Stock shall be so listed during any such Exercise Period.

     11. SUPPLYING INFORMATION

     The Company shall cooperate with Holder in supplying such information as may be reasonably necessary for Holder to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of an exemption from the Securities Act for the sale of any Warrant or Restricted Common Stock.

     12. LOSS OR MUTILATION

     Upon receipt by the Company from Holder of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of this Warrant and indemnity reasonably satisfactory to it (it being understood that the written agreement of the Holder shall be sufficient indemnity), and in case of mutilation upon surrender and cancellation hereof, the Company will execute and deliver in lieu hereof a new Warrant of like tenor to Holder; provided, in the case of mutilation no indemnity shall be required if this Warrant in identifiable form is surrendered to the Company for cancellation.

     13. OFFICE OF THE COMPANY

     As long as any of the Warrants remain outstanding, the Company shall maintain an office or agency (which may be the principal executive offices of the Company) where the Warrants may be presented for exercise, registration of transfer, division or combination as provided in this Warrant.

     14. LIMITATION OF LIABILITY

     No provision hereof, in the absence of affirmative action by Holder to purchase shares of Common Stock, and no enumeration herein of the rights or privileges of Holder hereof, shall give rise to any liability of Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

     15. MISCELLANEOUS

     15.1 Nonwaiver and Expenses

     No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder's rights, powers or remedies. If the Company fails to make, when due, any payments provided for hereunder, or fails to comply with any other provision of this Warrant, the Company shall pay to Holder such amounts as shall be sufficient to cover any costs and expenses including, without limitation, reasonable attorneys' fees, including those of appellate proceedings, incurred by Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

     15.2 Notice Generally

     Except as may be otherwise provided herein, any notice or other communication or delivery required or permitted hereunder shall be in writing and shall be delivered personally or sent by certified mail, postage prepaid, or by a nationally recognized overnight courier service, and shall be deemed given when so delivered personally or by overnight courier service, or, if mailed, three days after the date of deposit in the United States mails, as follows:

                  (a)      if to the Company, to:

                           Educational Video Conferencing, Inc.
                           35 East Grassy Sprain Road
                           Yonkers, NY 10710
                           Attention: Dr. Arol I. Buntzman
                           (914) 787-3500
                           (914) 395-3498 (fax)

                           with a copy to:

                           Fischbein, Badillo, Wagner, Harding
                           909 3rd Avenue, 17th Floor
                           New York, NY 10022
                           Attention:  Joseph D. Alperin, Esq.
                           (212) 826-2000
                           (212) 644-3601 (fax)

                  (b)      if to the Holder, to:

                           _______________________________
                           _______________________________
                           _______________________________
                           Attention:_____________________
                           ________________
                           ________________ (Fax)


                           with a copy to:

                           _______________________________
                           _______________________________
                           _______________________________
                           Attention:_____________________
                           ________________
                           ________________ (Fax)


     The Company or the Holder may change the foregoing address by notice given pursuant to this Section 15.2.

     15.3 Indemnification

     The Company agrees to indemnify and hold harmless Holder from and against any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, attorneys' fees, expenses and disbursements of any kind which may be imposed upon, incurred by or asserted against Holder in any manner relating to or arising out of any failure by the Company to perform or observe in any material respect any of its covenants, agreements, undertakings or obligations set forth in this Warrant; provided, however, that the Company will not be liable hereunder to the extent that any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, attorneys' fees, expenses or disbursements are found in a final nonappealable judgment by a court to have resulted from Holder's gross negligence, bad faith or willful misconduct in its capacity as a stockholder or warrantholder of the Company.

     15.4 Remedies

     Holder in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under Section 9 of this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of Section 9 of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

     15.5 Successors and Assigns

     Subject to the provisions of Sections 3.1 and 9, this Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and assigns of Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and, with respect to Section 9 hereof, holders of Warrant Stock, and shall be enforceable by any such Holder or holder of Warrant Stock.

     15.6 Amendment

     This Warrant and all other Warrants may be modified or amended or the provisions hereof waived with the written consent of the Company and Holder.

     15.7 Severability

     Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall only be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Warrant.

     15.8 Headings

     The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

     15.9 Governing Law

     This Warrant shall be governed by the laws of the State of New York, without regard to the provisions thereof relating to conflicts of law.

                           [SIGNATURE PAGE FOLLOWS.]

     IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed and its corporate seal to be impressed hereon and attested by its Secretary or an Assistant Secretary.

Dated:  February 3, 2000


                                    EDUCATIONAL VIDEO CONFERENCING, INC.



                                    By: ------------------------------------
                                        Name:
                                        Title:

Attest:



By:
    --------------------------
    Name:
    Title:

                                                                       EXHIBIT A


                               SUBSCRIPTION FORM

                 [To be executed only upon exercise of Warrant]

     The undersigned registered owner of this Warrant irrevocably exercises this Warrant for the purchase of __________ shares of Common Stock of Educational Video Conferencing, Inc. and herewith makes payment therefor, all at the price and on the terms and conditions specified in this Warrant and requests that certificates for the shares of Common Stock hereby purchased (and any securities or other property issuable upon such exercise) be issued in the name of and delivered to


________________________________________________________________________________

 whose address is

________________________________________________________________________________

and, if such shares of Common Stock shall not include all of the shares of Common Stock issuable as provided in this Warrant, that a new Warrant of like tenor and date for the balance of the shares of Common Stock issuable hereunder be delivered to the undersigned.


                                           _____________________________________
                                                (Name of Registered Owner)


                                           _____________________________________
                                              (Signature of Registered Owner)


                                           _____________________________________
                                                    (Street Address)



                                           _____________________________________
                                           (City)      (State)        (Zip Code)


                                           Notice:  The signature on this
                                           subscription must correspond with the
                                           name as written upon the face of the
                                           within Warrant in every particular.

                                                                       EXHIBIT B

                                 ASSIGNMENT FORM

     FOR VALUE RECEIVED the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under this Warrant, with respect to the number of shares of Common Stock set forth below:



                                                          No. of Shares of
 Name and Address of Assignee                             Common Stock
_____________________________                             _________________



and does hereby irrevocably constitute and appoint


_______________________________________________________________________________

attorney-in-fact to register such transfer on the books of Educational Video Conferencing, Inc. maintained for the purpose, with full power of substitution in the premises.

Dated:___________________________________


                                           _____________________________________
                                                       (Print Name)


                                           _____________________________________
                                                       (Signature)


                                           _____________________________________
                                                  (Print Name of Witness)



                                           _____________________________________
                                                   (Witness's Signature)


                                           Notice:  The signature on this
                                           assignment must correspond with the
                                           name as written upon the face of the
                                           within Warrant in every particular.










                                      B-1